                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                FORM 8-K/A-2


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              DECEMBER 20, 1995
                                                              -----------------


                        SOUTHERN MINERAL CORPORATION
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   NEVADA
               ----------------------------------------------
               (STATE OR OTHER JURISDICTION OF INCORPORATION)



        0-8043                                              36-2068676
        ------                                              ----------
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)



500 DALLAS, SUITE 2800, HOUSTON, TEXAS                              77002-4708
--------------------------------------                              ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)




      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 658-9444
                                                         --------------

                                     N/A
                                     ---
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Southern Mineral Corporation

We have audited the accompanying combined statement of revenue and direct operating expenses of Stone & Webster's Oil and Gas Operations (Stone & Webster) (see Note A), as of December 31, 1994 and 1993. These financial statements are the responsibility of Stone & Webster's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

The accompanying financial statements prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form 8-K of Southern Mineral Corporation) as described in note A to the financial statements and are not intended to be a complete presentation of the Stone & Webster revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined revenue and direct operating expenses of Stone & Webster's Oil and Gas Operations, described in note A, as of December 31, 1994 and 1993, in conformity with generally accepted accounting principles.

                             /s/ GRANT THORNTON LLP

Houston, Texas
January 15, 1996

                   STONE & WEBSTER OIL AND GAS OPERATIONS

        COMBINED STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

                                                                                              NINE MONTHS ENDED
                                                      YEAR ENDED DECEMBER 31,                   SEPTEMBER 30,
                                                      -----------------------                   -------------
                                                       1994              1993              1995               1994
                                                       ----              ----              ----               ----
                                                                                                 (UNAUDITED)
 Revenue
    Oil and gas sales                                 $6,906,579        $7,078,932        $4,539,939        $5,348,652
 Pipeline operations
    Gas sales                                            941,046         1,414,705           451,488           793,009
    Transportation                                       623,923           800,179           286,096           500,169
                                                 ---------------   ---------------   ---------------   ---------------

                                                       8,471,548         9,293,816         5,277,523         6,641,830
 Direct operating expenses
    Oil and Gas Production
       Lease operations                                1,394,800         1,328,475         1,139,405           989,938
       Production taxes                                  270,534           303,921           150,727           218,131

    Pipeline operations
       Gas purchases                                     866,388         1,289,535           421,867           793,349
       Operating expenses                                188,448           255,299            38,048            76,810
                                                 ---------------   ---------------   ---------------   ---------------
                                                       2,720,170         3,177,230         1,750,047         2,078,228
                                                 ---------------   ---------------   ---------------   ---------------
       Excess of revenue over direct

       operating expenses                             $5,751,378        $6,116,586        $3,527,476        $4,563,602
                                                 ===============   ===============   ===============   ===============

The accompanying notes are an integral part of these statements.

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
                     REVENUE AND DIRECT OPERATING EXPENSES
                           DECEMBER 31, 1994 AND 1993

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  1.  BASIS OF PRESENTATION AND GENERAL INFORMATION

  The accompanying combined statements of revenue and direct operating expenses present the ownership interest of Southern Mineral Corporation (Company) in the revenue and direct operating expenses of certain oil and gas property interests (Properties) and pipeline interests acquired from Stone & Webster, Inc. The Company's acquisition included the stock of Spruce Hills Production Co., Inc., San Salvador Development Company and Venture Resources, Inc., and certain assets and liabilities of Stone & Webster Oil Company, Inc. (collectively Stone & Webster Oil and Gas Operations) on December 20, 1995. The combined statements include the revenue and direct operating expenses of Stone & Webster Oil and Gas Operations for the years ended December 31, 1994 and 1993 and the nine months ended September 30, 1995 and 1994 (unaudited).

  The accompanying combined statements do not reflect provisions for depletion, depreciation and amortization, if any, which may have been recorded in the financial records of the previous interest owner. The combined statements also do not reflect certain additional expenses that may have been incurred in connection with the ownership of the Properties such as indebtedness and general and administrative expenses incurred individually by the prior interest owners as such costs are not comparable to those which will result from the future operation of the properties.

  The interim financial statements for the nine months ended September 30, 1995 and 1994 are unaudited. However, in the opinion of management, these interim financial statements include all necessary adjustments to fairly present the results of the interim periods and all such adjustments are of a normal recurring nature. The interim financial statements should be read in conjunction with the audited financial statements for the years ended December 31, 1994 and 1993.

  2.  UNAUDITED COMBINED STATEMENTS OF EARNINGS

  As discussed above, the accompanying combined statements of revenue and direct operating expenses do not include certain historical expense items which are not necessarily indicative or comparable to future operations due to either a change in the cost basis of the properties or in operational factors relating to the new ownership. Additionally, these statements do not include revenues and related expenses of natural gas marketing transactions, which ceased after 1993. Complete, unaudited combined historical statements of earnings are as follows:

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           DECEMBER 31, 1994 AND 1993

        NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

                     STONE & WEBSTER OIL AND GAS OPERATIONS

                        COMBINED STATEMENTS OF EARNINGS

                                                     YEAR END                                            NINE MONTHS ENDED
                                                    DECEMBER 31,                                           SEPTEMBER 30,
                                   ---------------------------------------------------------------------------------------------
                                          1994                    1993                         1995            1994
                                                                           (UNAUDITED)
Revenue
   Oil and gas sales               $  6,906,579                $ 7,078,932                $4,539,939          5,348,652

   Pipeline operations
      Gas sales                              941,046             1,414,705                   451,488            793,009
      Transportation                         623,923               800,179                   286,096            500,169
   Gas marketing                             125,272             1,551,590                    27,409            108,198
   Interest income                           234,105                76,816                    89,981            193,048
   Other                                      30,109                52,807                     7,111              1,031
                                   -----------------    ------------------         -----------------  -----------------
                                           8,861,034            10,975,029                 5,402,024          6,944,107
                                   -----------------    ------------------         -----------------  -----------------
Expenses
   General and administrative              2,078,944             1,844,228                 1,353,527          1,428,261
expenses
   Production                              1,665,334             1,632,396                 1,290,132          1,208,069
   Depreciation, depletion and             2,737,198             1,907,346                 1,409,800          1,443,760
amortization
   Exploration                               603,197               267,958                   126,662            523,725
   Other                                      62,651                    --                     9,908                354
   Pipeline operations
      Gas purchases                          866,388             1,289,535                   421,867            793,349
      Operating expenses                     188,448               255,299                    38,048             76,810
   Gas marketing purchases                    99,082             1,548,318                    29,702             82,137
                                   -----------------    ------------------         -----------------  -----------------
                                           8,301,242             8,745,080                 4,679,646          5,556,465
                                   -----------------    ------------------         -----------------  -----------------
      Earnings before income taxes           559,792             2,229,949                   722,378          1,387,642


Provision for income taxes
   Current                                   316,907               162,365                    31,073             85,032
   Deferred                                  (53,350)             (569,777)                   37,491              3,653
   Foreign                                   138,419               336,801                   166,188            159,272
                                   -----------------    ------------------         -----------------  -----------------
                                             401,976               (70,611)                  234,752            247,957
                                   -----------------    -------------------        -----------------  -----------------
         NET EARNINGS                     $  157,816           $ 2,300,560                $  487,626          1,139,685
                                   =================    ==================         =================  =================

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           DECEMBER 31, 1994 AND 1993

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The entities that compose Stone & Webster Oil and Gas Operations were components of a consolidated return. Tax expense was allocated to the individual entities as if they were filing separate returns. Combined tax expense differs from the amount calculated by applying the statutory depletion, the non-recognition of deferred tax assets by entities with net operating loss and, in 1993, due to the initial adoption of Statement of Financial Accounting Standards No. 109, for which the Company does not have sufficient records to separate the cumulative effect of this adoption from the current period tax provision.

NOTE B - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

The Properties' oil and gas activities are conducted in the United States and Canada. A summary of the Properties' changes in quantities of proved oil and gas reserves (all reserves are proved reserves) for the years ended December 31, 1993 and December 31, 1994 follows:

                                                                  UNITED      UNITED
                                           TOTAL      TOTAL       STATES      STATES      CANADA      CANADA
                                         OIL(BBL)    GAS(MCF)    OIL(BBL)    GAS(MCF)    OIL(BBL)    GAS(MCF)
                                        ---------  ----------    --------  ----------  ----------  ----------
Total proved reserves -
      developed and undeveloped:
   Balance, January 1, 1993             1,569,874  30,507,573     438,798  23,771,857   1,131,076  6,735,716
      Production                         (149,628) (2,163,687)    (32,772) (1,787,732)   (116,856)  (375,955)
      Extensions, discoveries
         and other additions               66,795          --          --          --      66,795         --
                                        ---------  ----------     -------  ----------   ---------  ---------

   Balance, December 31, 1993           1,487,041  28,343,886     406,026  21,984,125   1,081,015  6,359,761
      Production                         (153,739)  (2,261,909)   (31,807) (1,808,298)   (121,932)  (453,611)
      Extensions, discoveries
         and other additions               26,847     556,900         117       2,000      26,730    554,900
                                        ---------  ----------     -------  ----------   ---------  ---------

   Balance, December 31, 1994           1,360,149  26,638,877     374,336  20,177,827     985,813  6,461,050
                                        =========  ==========     =======  ==========     =======  =========

Proved developed reserves:
   January 1, 1993                      1,569,874  30,507,573     438,798  23,771,857   1,131,076  6,735,716
                                        =========  ==========     =======  ==========   =========  =========

   December 31, 1993                    1,487,041  28,343,886     406,026  21,984,125   1,081,015  6,359,761
                                        =========  ==========     =======  ==========   =========  =========

   December 31, 1994                    1,360,149  26,638,877     374,336  20,177,827     995,813  6,461,050
                                        =========  ==========     =======  ==========     =======  =========

                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           DECEMBER 31, 1994 AND 1993


NOTE B - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED) -
CONTINUED

The standardized measure of discounted future net cash flows relating to proved oil and gas reserves at December 31, 1994 and 1993 follows:

                                               1993                                           1994
                                               ----                                           ----

                                       UNITED                                     UNITED
                                       States        Canada         Total         States      Canada         Total
                                      -------        ------         -----         ------      ------         -----
Future cash flows                    45,860,823    26,143,342    72,004,165    50,247,399    27,980,446    78,227,845
Future production and
    development costs                 9,630,541    11,738,976    21,369,517    10,750,121    13,539,503    24,289,624
Income taxes                          9,166,190     3,213,098    12,379,288    10,132,537     3,312,467    13,445,004
                                     ----------    ----------    ----------    ----------    ----------    ----------
        Future net cash flows        27,064,092    11,191,268    38,255,360    29,364,741    11,128,476    40,493,217
10% annual discount for
  estimated timing of cash flows    (13,228,369)   (3,288,290)  (16,516,659)  (14,606,886)   (3,529,721)  (18,136,607)
                                     ----------    ----------    ----------    ----------    ----------    ----------
        Standardized measure of
        discounted future net
        cash flows                   13,835,723     7,902,978    21,738,701    14,757,855     7,598,755    22,356,610
                                     ==========    ==========    ==========    ==========    ==========    ==========

The changes in the standardized measure of discounted future net cash flows relating to proved oil and gas reserves for the years ended December 31, 1994 and 1993:

                                                       1994                                1993
                                                       ----                                ----

                                          UNITED                               UNITED
                                          STATES      CANADA      TOTAL        STATES      CANADA      TOTAL
                                          ------      ------      -----        ------      ------      -----
Sales of oil and gas produced,
    net of production costs            (3,337,196) (1,904,049) (5,241,245)  (3,475,481) (1,971,055)   (5,446,536)
Discoveries                                           350,545     350,545                  386,982       386,982
Accretion of discount & other           2,415,064   1,857,727   4,272,791    3,515,650   1,496,876     5,012,526
                                       ----------   ---------  ----------   ----------   ---------     ---------
        Net increase (decrease)          (922,132)    304,223    (617,909)      40,169     (87,197)      (47,028)
Beginning of period                    14,757,855   7,598,755  22,356,610   14,717,686   7,685,952    22,403,638
End of period                          13,835,723   7,902,978  21,738,701   14,757,855   7,598,755    22,356,610
                                       ==========   =========  ==========   ==========   =========    ==========



The estimate of proved reserves and related valuations were determined based primarily upon the reserve report prepared by independent petroleum engineers in accordance with the provisions of Statement of Financial Accounting Standards No. 69 (SFAS 69) "Disclosures about Oil and Gas Producing Activities." The reserve report was prepared at December 31, 1995. Reserves for 1994 and 1993 were computed using these amounts, adjusted for production and discoveries; accordingly, no revisions of prior estimates are indicated. Stone & Webster Oil and Gas Operations had not prepared reserve reports for 1994 or 1993.

The estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.

The standardized measure of discounted future net cash flows related to proved oil and gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves were prepared in accordance with the provisions of SFAS 69. Future cash inflows were computed by applying year-end 1995 prices to estimated future production, computed as discussed above. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at year-end, based on 1995 year-end costs and assuming continuation of existing economic conditions. Accordingly, no changes in prices and production/development costs are indicated. Future net cash flows are discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value or the present value of the Stone & Webster Oil and Gas Operations properties.

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995

                                           STONE  &       SAN        SPRUCE
                              SOUTHERN   WEBSTER OIL    SALVADOR     HILLS     VENTURE    PRO FORMA
                               MINERAL     COMPANY    DEVELOPMENT  PRODUCTION RESOURCES  ADJUSTMENTS   PRO FORMA
                             CORPORATION     INC           CO          CO        INC        AMOUNT   CONSOLIDATED
                             ----------- -----------  -----------  ---------- ---------  ----------- ------------
                                                               (000'S OMITTED)
ASSETS
Current assets
   Cash and cash                 548         371         213          557       569      -1473 9          785
equivalents
   Marketable securities       1,249           0                                         -1249 2            0
                                                                                                            0
   Receivables                   278         309          10          257        91                       945
                                                                                                            0
   Other                          45         817                                 81       -847 9           96
                            --------    --------     -------      -------     -----     --------     --------
   Total Current Assets        2,120       1,497         223          814       741       (3,569)       1,826
   Investment in Subs                          0                                                            0
   Property and Equipment,     3,396       5,178          73        6,709       147     4096   1       19,599
net
                                                                                                            0
   Other assets                    0          15          75            0                                  90
                            --------    --------     -------      -------     -----     -------      --------
                               5,516       6,690         371        7,523       888          527       21,515
                            ========    ========     =======      =======     =====     ========     ========
LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities
   Accounts Payable              217         180          36          309       188       -535 9          395
   Accrued Taxes                             136          61           51       (49)      -199 9            0
Deferred Income Taxes                                     29           43        28       -100 9          606
                                                                                          606  1
Notes Payable                             22,915                                       -22915  2       15,215
                                                                                        15215  2
Stockholders' Equity                                                                                        0
   Common Stock                   64         350         100          100         1      -551  3           64
   Additional Paid in          3,038       1,724          60            0         0     -1784  3        3,038
Capital
   Retained Earnings           2,250     (18,615)         85        7,020       720     10790  3        2,250
                            --------    ---------    -------      -------     -----     --------     --------
                               5,352     (16,541)        245        7,120       721      8,455          5,352
Treasury Stock                   (53)                                                                     -53
                            ---------   --------     -------      -------     -----     --------     --------
Total Stockholders' Equity     5,299     (16,541)        245        7,120       721        8,455        5,299
                            --------    ---------    -------      -------     -----     --------     --------
                               5,516       6,690         371        7,523       888          527       21,515
                            ========    ========     =======      =======     =====     ========     ========

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1995
                                  (Unaudited)




                                       1st Qtr 1995    Stone &
                         Southern        Diverse     Webster Oil                               Pro
                          Mineral      Production       & Gas        Pro Forma Adjustments    Forma
                        Corporation      Company      Operations       Amount   Note Ref   Consolidated
                        -----------    ------------  -----------     --------------------- ------------
                           (OOO's Omitted, except for share and  per share amounts)
Revenues
  Oil and Gas             1,611            197          5,305                                 7,113

  Interest                   67              0             90                                   157

  Other                     101             53              7          (800)       4           (639)
                        -------        -------         ------        ------                 -------
                          1,779            250          5,402          (800)                  6,631
                        -------        -------         ------        ------                 -------

Expenses
  Production                466            124          1,780                                 2,370

  Exploration               198              0            127                                   325

  Depletion & Depreci       458             51          1,410           (18)       7          2,258
                                                                        357        8
  Valuation Reduction         0              0              0                                     0

  General  & Administ       675             14          1,353                                 2,042

  Interest Expense            0              0              0         1,022        5          1,022

  Other                       0              0             10                                    10
                        -------        -------         ------        ------                 -------

                          1,797            189          4,680         1,361                   8,027
                        -------        -------         ------        ------                 -------

Net Income (loss) before
  income taxes              (18)            61            722        (2,161)                 (1,396)
                        -------        -------         ------        ------                 -------

Income Tax                    0              0            234           (50)       6            184
                        -------        -------         ------        ------                 -------

Net income (loss)          ($18)           $61           $488       ($2,111)                ($1,580)
                        =======        =======         ======        ======                 =======

Net loss per share       ($0.00)                                                             ($0.29)
                        =======                                                             =======

Average Common and
  common equivalent
  shares outstanding      5,507                                                               5,507
                        =======                                                             =======

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1994
                                  (Unaudited)



                                                     Stone &
                        Southern       Diverse     Webster Oil                                  Pro
                         Mineral     Production       & Gas          Pro Forma Adjustments     Forma
                       Corporation     Company      Operations        Amount    Note Ref    Consolidated
                       -----------   ----------    -----------       ---------------------  ------------
                             (OOO's Omitted, except  for share and  per share amounts)
Revenues
  Oil and Gas               1,747           835          8,597                                   11,179

  Interest                     56             0            234                                      290

  Other                        86           131             30           (300)     4                (53)
                       ----------    ----------      ---------       --------               -----------

                            1,889           966          8,861           (300)                   11,416
                       ----------    ----------      ---------       --------               -----------

Expenses
  Production                  548           401          2,820                                    3,769

  Exploration               1,566             6            585                                    2,157

  Depletion & Depreciat       704           192          2,770         (1,217)     7              2,983
                                                                          534      8
  Valuation Reduction       1,724             0             63                                    1,787

  General  & Administra       903            43          2,063                                    3,009

  Interest Expense              0             0              0          1,369      5              1,369

  Other                       135             0              0                                      135
                       ----------    ----------      ---------       --------               -----------


                            5,580           642          8,301            686                    15,209
                       ----------    ----------      ---------       --------               -----------
Net Income (loss) before
  income taxes             (3,691)          324            560           (986)                   (3,793)
                       ----------    ----------      ---------       --------               -----------

Income Tax Expense (Ben      (558)            0            402           (223)     6               (379)
                       ----------    ----------      ---------       --------               -----------

Net income (loss)         ($3,133)         $324           $158          ($763)                  ($3,414)
                       ==========    ==========      =========       ========               ===========


Net loss per share         ($0.78)                                                               ($0.55)
                       ==========                                                           -----------

Average Common and
  common equivalent
  shares outstanding        4,024                                                                 6,218
                       ==========                                                           -----------

                          SOUTHERN MINERAL CORPORATION
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE BALANCE SHEET AS SEPTEMBER 30, 1995,
             FOR THE STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS
                            ENDED DECEMBER 31, 1994
            AND FOR THE STATEMENT OF OPERATIONS FOR THE NINE MONTHS
                              ENDED SEPTEMBER 30,
                                      1995
                                  (UNAUDITED)

 1. ON DECEMBER 20, 1995, SOUTHERN MINERAL CORPORATION (THE "COMPANY") COMPLETED THE ACQUISITION OF CERTAIN OIL AND GAS ASSETS AND OUTSTANDING CAPITAL STOCK OF THREE SUBSIDIARIES OF STONE & WEBSTER, INC. ("S&W").
      THE OIL AND GAS ASSETS ACQUIRED INCLUDE INTERESTS IN MORE THAN 1,400 WELLS, INCLUDING 14 WELLS OPERATED BY COMPANY PERSONNEL. ONE OF THE ACQUIRED SUBSIDIARIES IS A DELAWARE CORPORATION THAT OWNS INTERESTS IN APPROXIMATELY 1,200 WELLS LOCATED IN CANADA. ANOTHER ACQUIRED SUBSIDIARY HOLDS INTERESTS IN 10 PIPELINE AND GATHERING SYSTEMS LOCATED IN OKLAHOMA, TEXAS AND LOUISIANA. THE THIRD ACQUIRED SUBSIDIARY OWNS INTERESTS IN APPROXIMATELY 270,000 GROSS MINERAL ACRES IN THE TEXAS PANHANDLE AND NEW MEXICO TOGETHER WITH ASSOCIATED PRODUCING ROYALTIES. THE PURCHASE PRICE FOR THE ASSETS AND CAPITAL STOCK OF THE THREE SUBSIDIARIES ACQUIRED IN THE TRANSACTION WAS APPROXIMATELY $16,400,000, INCLUDING ADJUSTMENTS AND RELATED TRANSACTION COSTS.

      THE COMPANY FINANCED THE S&W ACQUISITION WITH WORKING CAPITAL AND TWO LOANS AGGREGATING $15,215,000 FROM COMPASS BANK--HOUSTON. THE COMPANY BORROWED $3,500,000 PURSUANT TO A TERM LOAN ARRANGEMENT DUE JULY 1, 1996. THE COMPANY BORROWED $11,715,000 PURSUANT TO A REDUCING REVOLVING CREDIT ARRANGEMENT WITH AN INITIAL BORROWING BASE OF $12,500,000.

      THE PRO FORMA BALANCE SHEET PRESENTS THE S&W ACQUISITION AS IF IT HAD OCCURRED AT SEPTEMBER 30, 1995, WHICH THE PRO FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995, AND THE YEAR ENDED DECEMBER 31, 1994, PRESENT THE TRANSACTION AS IF IT HAD OCCURRED AT JANUARY 1, 1994.

 2.   TO REFLECT THE ACQUISITION COSTS OF STONE & WEBSTER OIL CO AND ITS
      AFFILIATES

 3. TO ELIMINATE STONE & WEBSTER OIL COMPANY, SPRUCE HILLS PRODUCTION COMPANY, SAN SALVADOR DEVELOPMENT COMPANY, AND VENTURE RESOURCES, INC EQUITY.

 4.   TO ELIMINATE DIVIDEND INCOME FROM SUBSIDIARY.

 5.   TO REFLECT INTEREST EXPENSE ON NOTE FOR STONE & WEBSTER ACQUISITION.

 6. TAX ADJUSTMENT TO REFLECT TAXES UNDER SFAS 109 COMPUTED AS IF THE COMBINING ENTITIES WERE A SINGLE TAX PAYING UNIT SINCE THE BEGINNING OF THE PERIOD PRESENTED.

 7.   TO ELIMINATE AMORTIZATION OF GOODWILL OF PURCHASED ENTITIES

 8.   TO RECORD ADDITIONAL DD&A RELATED TO OIL & GAS PROPERTIES STEP-UP IN
      BASIS





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



 9.   TO ELIMINATE ASSETS AND LIABILITIES NOT TRANSFERRED IN THE ACQUISITION

10. NO ADJUSTMENTS HAVE BEEN MADE TO REFLECT FUTURE EXPECTED REDUCTIONS OF GENERAL AND ADMINISTRATIVE EXPENSES.

11. FOR THE 1995 PERIOD, DPC PRO FORMA DATA IS FOR THE FIRST QUARTER OF 1995. THE REMAINING SIX MONTHS OF 1995 IS ACTUAL DPC RESULTS CONSOLIDATED WITH SOUTHERN MINERAL CORPORATION, AS THE ENTITY WAS ACQUIRED IN APRIL 1995. IN THE 1994 STATEMENT DPC PRO FORMA DATA IS FOR THE ENTIRE YEAR.





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                     STONE & WEBSTER OIL AND GAS OPERATIONS
                        NOTES TO COMBINED STATEMENTS OF
               REVENUE AND DIRECT OPERATING EXPENSES - CONTINUED
                           DECEMBER 31, 1994 AND 1993




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements of Businesses Acquired.

  (b) Pro Forma Financial Information.

  (c) Exhibits.

      2.1 Purchase and Sale Agreement, dated as of October 31, 1995, by and among Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Southern Mineral Corporation (incorporated by reference to
           Exhibit 2.1 to Form 8-K of Registrant dated October 31, 1995).

      2.2 Escrow Agreement, dated as of October 31, 1995, by and among Southern Mineral Corporation, Stone & Webster, Incorporated, Stone & Webster Oil Company, Inc. and Texas Commerce Bank National Association (incorporated by reference to Exhibit 2.2 to Form 8-K of Registrant dated October 31, 1995).

     10.1 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Reducing Revolving Line of Credit of up to $25,000,000.

     10.2 Promissory Note, dated December 20, 1995, in the original principal amount of $25,000,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston.

     10.3 Credit Agreement, dated December 20, 1995, between Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, Spruce Hills Production Company, Inc., and Compass Bank-Houston for Term Loan of $3,500,000.

     10.4 Promissory Note, dated December 20, 1995, in the original principal amount of $3,500,000, made by Southern Mineral Corporation, SMC Production Co., San Salvador Development Company, Inc., Venture Resources, Inc., Venture Pipeline Company, VenGas Pipeline Company, and Spruce Hills Production Company, Inc. in favor of Compass Bank-Houston.

       99  News Release of Southern Mineral Corporation dated December 20, 1995






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 1997                        SOUTHERN MINERAL CORPORATION

                                         By: /s/ James H Price
                                            --------------------------------
                                            Steven H. Mikel, President





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